Exhibit 99.1

DTE Energy Completes Spin-Off of DT Midstream

Enhances DTE’s Strategic Focus as Premier, Predominantly Pure-Play Regulated Michigan-Based Utility

DETROIT, July 1, 2021 – DTE Energy Company (“DTE Energy”) (NYSE: DTE) announced today that it has completed the previously announced spin-off of its non-utility natural gas pipeline, storage and gathering business, DT Midstream, Inc. (“DT Midstream”) (NYSE: DTM). The transaction transforms DTE into a best-in-class, predominantly pure-play electric and natural gas utility with superior earnings growth, a strong capital investment plan and a proven record of cost management.

“The separation of DT Midstream builds on our long track record of delivering value to our shareholders,” said Jerry Norcia, DTE Energy president and CEO. “With the completion of this transaction, approximately 90% of DTE Energy’s operating earnings and investments will now be focused on our utility operations. I am incredibly proud of the work the DTE and DT Midstream teams have done over the last few months to complete the separation and establish two independent, Detroit-based companies that are even better positioned to grow and thrive.”

With the separation complete, DTE Energy continues to target a long-term operating EPS growth rate of 5% to 7% off its 2020 original guidance. DTE Energy’s growth is supported by $17 billion of planned utility capital investments over the next five years. These investments are aligned with DTE Energy’s aggressive clean energy targets, including net zero greenhouse gas emissions by 2050 and its commitment to providing clean, safe, reliable and affordable energy.

As previously announced, in connection with the spin-off, DTE Energy shareholders retained their current shares of DTE stock. At 12:01 a.m. ET on July 1, 2021, DTE shareholders also received a distribution of one share of DT Midstream common stock for every two shares of DTE common stock owned as of the close of business on June 18, 2021, the record date. Fractional shares of DT Midstream common stock were not distributed to DTE Energy shareholders. Instead, the fractional shares of DT Midstream common stock are being aggregated and sold in the open market, with the net proceeds distributed pro rata in cash payments to DTE Energy shareholders who would otherwise receive a fractional share of DT Midstream common stock. DTE Energy did not retain any of the outstanding common stock of DT Midstream. For U.S. federal income tax purposes, DTE Energy’s U.S. shareholders (other than those subject to special rules) generally should not recognize gain or loss as a result of the distribution of DT Midstream shares, except with respect to cash received in lieu of fractional shares. DTE Energy shareholders are urged to consult with their tax advisors with respect to the U.S. federal, state and local or foreign tax consequences, as applicable, of the spin-off.

DTE Energy shares will continue trading on the New York Stock Exchange (“NYSE”) under the symbol “DTE.” Shares of DT Midstream will begin trading on the NYSE today at market open under the symbol “DTM.”

About DTE Energy

DTE Energy is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. Its operating units include an electric company serving 2.2 million customers in Southeast Michigan and a natural gas company serving 1.3 million customers in Michigan. The DTE portfolio includes energy businesses focused on power and industrial projects, renewable natural gas, and energy marketing and trading. As an environmental leader, DTE utility operations will reduce carbon dioxide and methane emissions by more than 80% by 2040 to produce cleaner energy while keeping it safe, reliable and affordable. DTE Electric and Gas aspire to achieve net zero carbon and greenhouse gas emissions by 2050. DTE is committed to serving with its energy through volunteerism, education and employment initiatives, philanthropy and economic progress. Information about DTE is available at dteenergy.com, empoweringmichigan.com, twitter.com/dte_energy and facebook.com/dteenergy.

Forward Looking Statement

The information contained herein is as of the date of this release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this release as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans,” “target,” and “goals” signify forward-looking statements.

Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This release contains forward-looking statements about DTE Energy’s and DT Midstream’s estimates of future prospects, and actual results may differ materially. This release contains forward-looking statements about DTE Energy’s strategic, operational and financial considerations related to DTE Energy’s spin-off of DT Midstream. The statements with respect to the separation transaction are subject to change as additional information becomes available. Many factors impact forward-looking statements including, but not limited to, the following: risks related to the spinoff of DT Midstream, including that the transaction may not achieve some or all of any anticipated benefits with respect to either business; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy’s gas storage and pipelines operations and the volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility in prices in the international steel markets on DTE Energy’s power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2020 Form 10-K and 2021 Form 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

For further information, members of the media may call:

Paula Silver, DTE Energy, 313.235.5555

Pete Ternes, DTE Energy, 313.235.5555

For further information, analysts may call:

Barbara Tuckfield, DTE Energy, 313.235.1018

John Dermody, DTE Energy, 313.235.8750

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